UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                          July 14, 2006 (July 13, 2006)
                          Commission File No. 000-22390

                             SHARPS COMPLIANCE CORP.
             (Exact Name Of Registrant As Specified In Its Charter)

                  Delaware                                       74-2657168
      (State Or Other Jurisdiction Of                          (IRS Employer
       Incorporation Or Organization)                       Identification No.)

                           9350 Kirby Drive, Suite 300
                              Houston, Texas 77054
                    (Address Of Principal Executive Offices)

               Registrant's Telephone Number, Including Area Code)
                                  713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into Material Definitive Agreements.

On July 13, 2006, Sharps Compliance, Inc. (the "Company"), a subsidiary of Sharps Compliance Corp., executed an Commercial and Warehouse Office Lease Agreement (the "New Lease") dated as of July 13, 2006 with Warehouse Associates Corporate Centre Kirby II, Ltd. (the "Landlord"). The New Lease premises, of 18,231 square feet, is located at 9220 Kirby, Suite 500, Houston, Texas 77054 (the "New Premises"), which is in an office complex near the existing corporate headquarters of the Company. The New lease will replace the Company's current lease with the Landlord Dated July 18, 2002 ("Existing Lease").

The New Lease commencement date shall be, (i) upon completion of the construction of New Premises that is reasonably acceptable to both Landlord and Company and (ii) the date that shall be confirmed in writing by both the Company and the Landlord. The Company and Landlord anticipates the New Premises commencement date to be in October or November of 2006.

The New Lease will expire on the five (5) year anniversary of the New Lease commencement date. In addition, the Company will have options to extend the term for two (2) consecutive periods of five years each.

The base rent for the New Premises is $16,773 per month which is equivalent to $0.92 per square foot. Under the New Lease, the Company will pay an aggregate base rent over the term of the New Lease of $1,006,380. Rent is payable in equal monthly installments.

There is no material relationship between the Company, or any of its affiliates, and the Landlord, or any of its affiliates, other than the contractual relationship under the Existing Lease with the Landlord.

The description of the New Lease is qualified in its entirety by reference to the New Lease filed as Exhibit 10.1 to this Form 8-K. See also Item 1.02 below.


Item 1.02 Termination of a Material Definitive Agreement.

In connection with the New Lease, the Company and the Landlord also executed on July 13, 2006, the Lease Termination Agreement, dated as of July 13, 2006, which is contingent on the effectiveness of the New Lease. The Existing Lease is scheduled to expire on January 31, 2008, and covers 10,634 of rentable square feet of the current headquarters which is located at 9350 Kirby Drive, Suite 300, Houston, Texas 77054 (the "Existing Premises"). The Existing Lease will be terminated upon acceptance of the New Premises by the Company in accordance with the terms of the New Lease (anticipated to occur in October or November of 2006).

The Company decided to terminate its existing lease and negotiate a new lease with the Landlord in order to move into a larger facility to, (i) facilitate the transition of its product assembly operations from an outsourced vender to an in-house function and (ii) accommodate its current and planned future growth.



Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Lease Agreement dated as of July 13, 2006, between Sharps Compliance, Inc. and Warehouse Associates Corporate Centre Kirby II, Ltd.

10.2 Lease Termination Agreement dated as of July 13, 2006, between Sharps Compliance, Inc. and Warehouse Associates Corporate Centre Kirby I & II, Ltd.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  July 14, 2006              SHARPS COMPLIANCE CORP.


                                   By: /s/ David P. Tusa
                                       -----------------------------------------
                                       Executive Vice President, Chief Financial
                                       Officer and Business Development